SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
File by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-12

                         THE SOUTHERN AFRICA FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          (4)  Proposed maximum aggregate value of transaction;
          (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

[GRAPHIC OMITTED] Investec
                  Asset Management
                                                  THE SOUTHERN AFRICA FUND, INC.
--------------------------------------------------------------------------------

1055 Washington Blvd, Third Floor, Stamford, Connecticut 06901
Toll Free (800) 915-6565

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 March 26, 2004


To the Stockholders of The Southern Africa Fund, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Southern Africa Fund, Inc., a Maryland corporation (the "Fund"), will be held at 375 Park Avenue, Suite 809, New York, New York 10152, on March 26, 2004, at 12:30 P.M., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement dated February 26, 2004:

     1. To elect two Directors of the Fund, one to hold office for a term of three years and one to hold office for a term of two years, and each to hold office until his or her successor is duly elected and qualifies; and

     2. To transact such other business as may properly come before the Meeting.

     The Board of Directors has fixed the close of business on January 29, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card.

                                            By Order of the Board of Directors,



                                            /s/ ROYCE BRENNAN
                                            --------------------------------
                                            Royce Brennan
                                            Secretary

Stamford, Connecticut
February 26, 2004


--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

     Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy card promptly in order to save the Fund any additional expense of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------

                     [This page intentionally left blank.]

                                 PROXY STATEMENT
                         THE SOUTHERN AFRICA FUND, INC.

                     1055 Washington Boulevard, Third Floor
                          Stamford, Connecticut 06901

                               -------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 March 26, 2004

                               -------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Southern Africa Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"). The Meeting will be held at 375 Park Avenue, Suite 809, New York, New York 10152 on March 26, 2004 at 12:30 P.M., Eastern Time. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, this Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about February 26, 2004.

     The Board of Directors has fixed the close of business on January 29, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 4,337,126 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of two Directors at the Meeting (Proposal One). Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 1055 Washington Boulevard, Third Floor, Stamford, Connecticut 06901, by signing another proxy of a later date or by personally voting at the Meeting.

     Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). The shares represented by abstentions will be considered present for purposes of determining the existence of a quorum for the transaction of business. However, with respect to Proposal One, which is a matter to be determined by a plurality of the votes cast, abstentions, not being votes cast, will not have any effect on the outcome of the Proposal. If any proposal other than Proposal One properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person, or persons, holding the proxies.

     A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on Proposal One are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on Proposal One will be voted against adjournment of the Meeting as to that proposal.

     The Fund will bear the cost of this Proxy Statement. The Fund has engaged Georgeson Shareholder Communications Inc. ("GSC"), 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. The Fund will pay GSC an estimated fee of $8,000 for its services plus reimbursement of out-of-pocket expenses. The Fund may also pay GSC fees to tabulate the proxy votes and for services as Inspector of Election. Directors and officers of the Fund also may solicit proxies by any permissible means.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     At the Meeting, two Directors will be elected, one to serve for a term of three years and one to serve for two years, and each to serve until his or her successor is duly elected and qualifies. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the accompanying proxy card to nominate and vote in favor of the election of the nominees listed below.

     Pursuant to the Charter and Amended and Restated Bylaws of the Fund, the Board of Directors is divided into three classes. The terms of the members of Class Three will expire as of the Meeting, the terms of the members of Class One will expire as of the annual meeting of stockholders for the year 2005, and the term of the member of Class Two will expire as of the annual meeting of stockholders for the year 2006. Upon expiration of the term of any member of a class as set forth above, the term of his or her successor in that class will continue until the third annual meeting of stockholders following the election of such Director and until his or her successor is duly elected and qualifies. Mr. Norman S. Bergel and Prof. Dennis Davis are currently the Directors constituting Class One; and Ms. Gloria T. Serobe and Mr. Gerrit Smit are currently the Directors constituting Class Three. Mr. Peter G.A. Wrighton, formerly the only member of Class Two, resigned as a Director in February 2004 for personal reasons. Ms. Serobe is being proposed to fill this vacancy. The Class Three position currently held by Ms. Serobe, whose term expires at the Meeting, may be filled by the Board of Directors prior or subsequent to the Meeting.

     None of the Directors is an "interested person" of the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

     Under the Board's classified structure, only those Directors in a single class may be replaced in any one year. It would require two years to replace a majority of the Board of Directors, although Maryland law provides that stockholders may remove Directors under certain circumstances even if they are not then standing for reelection, and, under regulations of the Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Fund's annual proxy statement. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, has the effect of maintaining the continuity of the Board.

     The Board of Directors has nominated Ms. Gloria T. Serobe for election as a Director in Class Two and Mr. Geritt Smit for election as a Director in Class Three. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

     In 1999, the Board of Directors amended the Fund's Bylaws to require, among other things, that to be eligible thereafter for nomination as a Director, an individual must either (i) have a substantial connection, of a type specified in the Bylaws, with any country which the Fund duly considers to be included within Southern Africa or with any country located in Africa in which the Board of Directors permits investment by the Fund or (ii) be, or previously have been, connected in a specified manner with the Fund's investment adviser or subadviser (or any of their affiliates). These Bylaw requirements are referred to herein as "Directors Qualification Bylaws." The Nominating Committee of the Board of Directors, all of the members of which are not "interested persons" of the Fund under the 1940 Act, determines whether an individual so qualifies and has determined that each of the two nominees referred to in Proposal One satisfies the requirements of the Directors Qualification Bylaws.

     Although the Fund is a Maryland corporation, all of its Directors and most of its officers are not residents of the United States and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service of process upon such Directors or officers within the United States or to enforce judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States.

     The Board of Directors recommends that the stockholders vote FOR the election of each of the foregoing nominees to serve as a Director of the Fund.

     Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below.

                                                                                                      Other U.S.
                                Year Term                                                           Public Company
                                  as a                                                               Directorships
                                 Director   Years of    Principal Occupation(s), Including          Held by Director
Name, Address and Age          Will Expire  Service*  Directorships Held, During Past 5 Years         or Nominee
---------------------------   ------------- -------- -------------------------------------------   ------------------
Prof. Dennis Davis, 51 +**      Class One       9     Judge of the High Court of South Africa;            None
Chairman of the Board           (2005)                Professor of Law at the University of Cape
University of Cape Town                               Town; formerly Director of the Centre
Rondebosch 7700                                       for Applied Legal Studies University
South Africa                                          of the Witwatersrand.

Norman S. Bergel, 53 +**        Class One       3     International Consultant. Formerly                  None
P.O. Box 686                    (2005)                Director of BBV-Privanza, Deputy
Somerset West 7129                                    Chairman of Alliance Capital Management
Western Cape                                          (Pty) Ltd and Deputy Chairman of
South Africa                                          Alliance MBCA; Senior Vice President
                                                      of Alliance Capital Corporation, Director
                                                      of Alliance Capital Limited,
                                                      Managing Director of Alliance
                                                      Capital Management International
                                                      and Managing Director of White
                                                      Williams Private Equity Partners GmbH.

Gloria T. Serobe, 43 +**        Class Two       3     Chief Executive Officer of Wipcapital               None
61 Central Street Houghton      (2006 ++)             (Pty) Ltd.; Chairman of Metropolitan
Postnet Suite 169                                     Life, Chairman of New Africa Capital;
Houghton 2041                                         Non-executive Director of: Export
South Africa                                          Credit Insurance Corporation, New Africa
                                                      Investments Limited, The Johannesburg
                                                      Stock Exchange, UTC Graduate School
                                                      of Business, Women Investment Portfolio
                                                      Holdings Limited, Wipcapital (Proprietary)
                                                      Limited. Formerly Executive Director -
                                                      Finance, Transnet Limited.

Gerrit Smit, 52 +**             Class Three     2     Partner in VHC Partners LLP; formerly               None
P.O. Box 154                    (2007 ++)             Head of Balanced Portfolios and
Sanlamhof, Cape Town                                  Investment Process, Sanlam Investment
7532                                                  Management (Pty) Ltd. ("Sanlam");
South Africa                                          Head and CIO of Sanlam International
                                                      and Chief Investment Strategist for
                                                      Sanlam; Executive Director of Sanlam
                                                      International Asset Management.

--------------------------------------------------------------------------------
* "Years of Service" refers to the total number of years the Director has served as a Director. As the Fund is the only registered investment company to which Investec Asset Management U.S. the Fund's investment adviser (the "Adviser"), provides Limited, investment advisory services, there is no Fund Complex and none of the Directors serves as a director of any other registered investment company advised by the Adviser.

** Member of the Audit Committee of the Board of Directors of the Fund.

+ Member of the Nominating Committee of the Board of Directors of the Fund.

++ If re-elected at the Meeting.

     As of November 30, 2003, none of the Directors or officers of the Fund owned any shares of the Fund. The Fund is the only registered investment company to which the Adviser provides investment advisory services.

Compensation of Directors

     The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 2003 is set forth below. The Fund does not provide compensation in the form of pension or retirement benefits to any of its Directors.

                                                  Aggregate Compensation
           Name of Director                           from the Fund*
           ----------------                       ----------------------

           Norman S. Bergel..................            $13,000

           Prof. Dennis Davis ...............            $13,500

           Gloria T. Serobe .................            $12,000

           Gerrit Smit ......................            $13,000

--------------------------------------------------------------------------------
* As the Fund is the only registered investment company to which the Adviser provides investment advisory services, there is no Fund Complex and none of the Directors serves as a director of, or receives compensation from, any other registered investment company advised by the Adviser.

Board of Directors' Meetings and Committees

     During the Fund's fiscal year ended November 30, 2003, the Board of Directors met nine times. Directors are not required to attend Annual Meetings of stockholders. All of the Fund's Directors who were serving at the time attended last year's Annual Meeting held on August 12, 2003.

     The Fund's Board of Directors has two standing committees, a Nominating Committee and an Audit Committee, each of which is described below.

Nominating Committee

     All of the Directors of the Fund are members of the Nominating Committee. None of the Directors is an "interested person" of the Fund. During the Fund's fiscal year ended November 30, 2003, the Nominating Committee met once.

     The Fund's Board of Directors has recently adopted a charter for its Nominating Committee, a copy of which is attached as Appendix A. Pursuant to the charter, the Nominating Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board. It also may set standards or qualifications for Directors. The Nominating Committee may consider candidates as Directors submitted by current Directors, the Fund's investment adviser, Fund stockholders and other appropriate sources.

     The Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Nominating Committee will not consider self-nominated candidates.

     The Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director and to satisfy the requirements of the Directors Qualification Bylaws. A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Nominating Committee are included in Appendix A.

Audit Committee

     The Fund has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, composed of all the Directors of the Fund. All members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. During the Fund's fiscal year ended November 30, 2003, the Audit Committee met twice.

     The purpose of the Audit Committee is (a) to assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the independent auditors; and (b) to prepare any report of the Audit Committee required by the SEC for inclusion in the Fund's annual proxy statement.

Stockholder Communications

     The Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication addressed to the Board of Directors or the individual Director of the Fund at the Fund's principal office located at 1055 Washington Boulevard, Third Floor, Stamford, Connecticut 06901. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director.

Officer Information

     Certain information concerning the Fund's officers is set forth below. The Fund's officers do not serve for fixed terms.

                                    Position(s) -
                                   (Month and Year
Name, Address and Age               First Elected)            Principal Occupation during the past 5 years
--------------------------------  -------------------        ----------------------------------------------
Hendrik du Toit (41)               President (5/03)          Chief Executive Officer of Investec Asset Management
c/o Investec Asset Management                                (global business) since 1998. Formerly Managing Director
U.S. Limited                                                 and founding member of Investec Asset Management.
1055 Washington Blvd., 3rd Floor
Stamford, Connecticut 06901

Mark Breedon (50)                  Vice President (5/03)     A Portfolio Manager of Investec Asset Management,
c/o Investec Asset Management                                South Africa since January 2003. Formerly a Director and
U.S. Limited                                                 Senior Vice President of Alliance Capital Ltd. (London)
1055 Washington Blvd., 3rd Floor                             from 1990-2002.
Stamford, Connecticut 06901

Royce Brennan (44)                 Secretary (5/03)          Project Director Offshore Funds for Investec Asset
c/o Investec Asset Management                                Management Guernsey Ltd. since January 2003. Formerly
U.S. Limited                                                 Chief Executive Officer (US Operations) of the Adviser
1055 Washington Blvd., 3rd Floor                             from 2000-2003 and Managing Director of Investec Asset
Stamford, Connecticut 06901                                  Management Asia from 1996-2000.

Grant Cameron (38)                 Controller and            Managing Director of Investec Asset Management
c/o Investec Asset Management      Chief Accounting          Guernsey Limited since April 2001. Formerly a Director
U.S. Limited                       Officer (5/03)            of Investec Fund Managers SA Ltd. from 1999 to 2001.
1055 Washington Blvd., 3rd Floor
Stamford, Connecticut 06901

Thabo Khojane (30)                 Vice President (5/03)     Director of Investec Asset Management since 2001. Joined
c/o Investec Asset Management                                Investec Asset Management Business Development team
U.S. Limited                                                 in 1998.
1055 Washington Blvd., 3rd Floor
Stamford, Connecticut 06901

Kim McFarland (39)                 Treasurer and             Chief Financial Officer of Investec Asset Management
c/o Investec Asset Management      Chief Financial           since December 1993 and Chief Operating Officer (global
U.S. Limited                       Officer (5/03)            business) since 2000.
1055 Washington Blvd., 3rd Floor
Stamford, Connecticut 06901

Audit Committee Report

     The Audit Committee operates pursuant to a written charter that was last amended and restated by the Fund's Board of Directors in January 2004, a copy of which is attached as Appendix B to this Proxy Statement. The purpose of the Audit Committee is to assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the independent auditors; and to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision by the Fund's independent auditors of professional services to Alliance Capital Management, L.P., the Fund's former investment adviser ("Alliance") and entities that control, are controlled by or under common control with Alliance ("Alliance Affiliates") that provided services to the Fund is compatible with maintaining the independent auditor's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence.

     The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal period.

Submitted by the Audit Committee of the  Board of Directors

Peter G. A. Wrighton
Norman S. Bergel
Prof. Dennis Davis
Gloria T. Serobe
Gerrit Smit

Dated: January 23, 2004

Independent Auditors

     The Board of Directors of the Fund will hold a meeting prior to the Meeting to approve by the vote cast in person of a majority of the Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, Ernst & Young LLP, independent auditors, to audit the accounts of the Fund for the fiscal year ending November 30, 2004. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking stockholder ratification of the selection of its independent auditors.

     Ernst & Young LLP has audited the accounts of the Fund since the date of its commencement of operations, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. One or more representatives of Ernst & Young LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Independent Auditors' Fees

     The following table sets forth the aggregate fees billed by the independent auditors for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders; and (ii) all other services provided to Alliance and Alliance Affiliates. The independent auditors did not render any other services to the Fund or any services relating to financial information systems design and implementation to the Fund, Alliance or Alliance Affiliates. No services were provided during this period to the Adviser or entities that control, are controlled by or under common control with the Adviser that provided services to the Fund. Alliance was the Fund's investment adviser until May 4, 2003 when it was succeeded by the Adviser. The fees shown below for services provided to Alliance and Alliance Affiliates are for services provided by the independent auditors for the full fiscal year ended November 30, 2003. The Audit Committee of the Board of Directors has considered whether the provision of professional services to Alliance and Alliance Affiliates is compatible with maintaining the independence of the independent auditors.

                        All Other Fees For Services Provided to Alliance and
     Audit Fees                         Alliance Affiliates
     ----------         ----------------------------------------------------
      $45,000                                $939,765

                        INFORMATION CONCERNING THE FUND'S
                      INVESTMENT ADVISER AND ADMINISTRATOR

     The Fund's investment adviser is Investec Asset Management U.S. Limited, with principal offices at 1055 Washington Boulevard, Third Floor, Stamford, Connecticut 06901. The Fund's administrator is Brown Brothers Harriman & Co., with principal offices at 40 Water Street, Boston, Massachusetts 02109.

                                  OTHER MATTERS

     Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. Therefore, the only other matters that may properly come before the Meeting in accordance with the Bylaws are those presented by or at the direction of the Board of Directors. If any such matter were properly to come before the Meeting the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons holding the proxies.

     According to information filed with the Commission, as of February 15, 2004, the following persons were the beneficial owners of more than 5% of the Fund's common stock:

                                                                              Percent of Common Stock
Name and Address of Beneficial Owner     Amount of Beneficial Ownership     Based on Shares Outstanding
------------------------------------     ------------------------------     ---------------------------
Sarasin Investmentfonds SICAV                   433,254 shares                          9.98%
("Sarasin")(1)
14, rue Aldringen
L-1118 Luxembourg

City of London Investment Group PLC             407,923 shares                          9.40%
10 Eastcheap
London EC3M ILX
England

Deutsche Bank AG                                330,705 shares                          7.62%
Taunusanlage 12, D-60325
Frankfurt am Main
Federal Republic of Germany

Phillip Goldstein                               294,500 shares                          6.79%
60 Heritage Drive
Pleasantville, New York 10570

Merrill Lynch and Co., Inc.                     253,378 shares                          5.84%
4 World Financial Center
New York, New York 10080

--------------------------------------------------------------------------------
(1) Based on information in Sarasin's June 30, 2003 semi-annual report.

                       STOCKHOLDER PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

     Proposals of stockholders for inclusion in the Fund's proxy statement and form of proxy relating to the Annual Meeting of Stockholders of the Fund for 2005 (the "2005 Annual Meeting") must be received by the Fund by October 29, 2004. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporate Law and must be submitted in accordance with the Fund's Amended and Restated Bylaws. If not received by the Fund by October 29, 2004 and includable in the Fund's proxy statement and form of proxy relating to the 2005 Annual Meeting, for a stockholder proposal to be presented at that meeting, in accordance with the Fund's Amended and Restated Bylaws, the proposal must be delivered by a stockholder of record to the Secretary of the Fund after November 26, 2004 and before the close of business on December 27, 2004.

     The persons named as proxies for the 2005 Annual Meeting will, with respect to proxies in effect at that meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter within the period specified in the advance notice provision in the Fund's Amended and Restated Bylaws, described above. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                             REPORTS TO STOCKHOLDERS

     The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Investec Asset Management U.S. Limited at (800) 915-6565 or contact Royce Brennan at Investec Asset Management U.S. Limited, 1055 Washington Boulevard, Third Floor, Stamford, Connecticut 06901.

                                         By Order of the Board of Directors,



                                         /s/ ROYCE BRENNAN
                                         -----------------------------------
                                         Royce Brennan
                                         Secretary

February 26, 2004
Stamford, Connecticut

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

                                                                      Appendix A

                         The Southern Africa Fund, Inc.

                          Nominating Committee Charter

                          (Adopted as of February 2004)

     The Board of Directors ("Board") of The Southern Africa Fund, Inc. ("Fund"), has adopted this Charter to govern the activities of the Nominating Committee (the "Committee") of the Board.

Statement of Purposes and Responsibilities

     The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter, the Fund's Bylaws or resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Directors, (iv) to determine whether candidates satisfy the qualifications set forth in Article III, Section 1(c) of the Fund's Bylaws ("Qualification Bylaw") and (v) to set any other necessary standards or qualifications for service on the Board.

Organization and Governance

     The Committee shall be composed of as many Directors as the Board shall determine in accordance with the Fund's Bylaws, but in any event not less than two Directors. The Committee must consist entirely of Board members ("Independent Directors") who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.

     One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

     The Committee will not have regularly scheduled meetings. Committee meetings shall be held in accordance with the Fund's Bylaws as and when the Committee or the Board determines necessary or appropriate. Except as may be otherwise set forth in the Fund's Bylaws, the chairman, a co-chairman or any two members of the Committee may set the time and place of its meeting unless the Board shall otherwise provide.

Criteria for Director Nominees

     The Committee may take into account a wide variety of criteria in considering Director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry;
(ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate's ability to qualify as an Independent Director for purposes of the Investment Company Act of 1940, as amended; (viii) the candidate's satisfaction of the Qualification Bylaw; and (ix) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Identification of Nominees

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors, (ii) the Fund's officers, (iii) the Fund's investment adviser(s), (iv) the Fund's stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders

     The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Nominee candidates proposed by stockholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Appendix A-1 of this Charter, as it may be amended from time to time by the Committee or the Board, are met and followed (recommendations not properly submitted will not be considered by the Committee).

                                  Appendix A-1

           Procedures for the Nominating Committee's Consideration of
                      Candidates Submitted by Stockholders

                              (As of February 2004)

          A candidate for nomination as a Director submitted by a stockholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following qualifications have been met and procedures followed:

          1. A stockholder or group of stockholders (referred to in either case as a "Nominating Stockholder") that, individually or as a group, has beneficially owned at least 5% of the Fund's common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a Director may submit one candidate to the Committee for consideration at an annual meeting of stockholders.

          2. The Nominating Stockholder must submit any such recommendation (a "Stockholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

          3. The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 calendar days before the first anniversary of the date on which the Fund's proxy statement for the prior year's annual meeting was released to stockholders.

          4. The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the "candidate"); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder; (E) whether the Nominating Stockholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (F) information sufficient for the Committee to determine that the candidate satisfies the Qualification Bylaw, and (G) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the Nominating Stockholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. "Associated Person of the Nominating Stockholder" as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Stockholder or (b) any person required to be identified pursuant to clause (vi).

          5. The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

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

                                                                      Appendix B

                         THE SOUTHERN AFRICA FUND, INC.
                                 (the "Company")

                             AUDIT COMMITTEE CHARTER
                 (as amended and restated on January 23, 2004)

          I. Composition of the Audit Committee: The Audit Committee shall be composed of at least three directors, and shall satisfy the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934.1 The Board of Directors (the "Board") shall determine that each member is "financially literate," and that one member of the Audit Committee has "accounting or related financial management expertise," as such qualifications are interpreted by the Board in its business judgment, and whether any member of the Audit Committee is an "audit committee financial expert," as defined by the Securities and Exchange Commission (the "SEC"). If the Board has determined that a member of the Audit Committee is an audit committee financial expert, it may presume that such member has accounting or related financial management expertise.

               No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Audit Committee.

               Members shall be appointed by the Board, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

               The Board shall designate one member of the Audit Committee as its chairman.

          II.  Committee Purposes:
               ------------------

               The purposes of the Audit Committee are to:

               1. assist Board oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the independent auditors; and

               2. prepare an audit committee report as required by the SEC for inclusion in the Company's annual proxy statement.

               The function of the Audit Committee is oversight. The management of the Company, including the service providers so contractually obligated, is responsible for the preparation, presentation and integrity of the Company's financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and (iii) representations made by management as to any non-audit services provided by the auditors to the Company, to the

--------------------------------------------------------------------------------
(1) In order to satisfy Rule 10A-3 of the 1934 Act, a member of the Audit Committee may not (1) accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than (a) director's fees and (b) any other regular benefits that other directors receive, or (2) be an "interested person" of the Company as such term is defined in section 2(a)(19) of the Investment Company Act of 1940.

               Company's investment adviser or any entity in a control relationship with the investment adviser, or to the Company's administrator or custodian (including sub-custodians).

               The independent auditors shall submit to the Audit Committee annually a formal written statement (the "Auditors' Statement") describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and (a) the Company, (b) the Company's investment adviser, and (c) any entity in a control relationship with the investment adviser, whether or not it provides services to the Company, including at least the matters set forth in Independence Standards Board No. 1. The description of relationships should include a description of the non-audit services, including the fees associated therewith, that were not pre-approved by the Company's Audit Committee.

               The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service. The statement as to (ii),
               (iii) and (iv) should include (and separately disclose) fees billed in each of the last two fiscal years for the indicated services to (a) the Company, (b) the Company's investment adviser, and (c) any entity in a control relationship with the investment adviser that provides ongoing services to the Company.

          III. Committee Meetings:
               ------------------

               The Audit Committee shall meet semi-annually or more frequently if circumstances dictate, to discuss with management and the independent auditors the annual audited financial statements and to address the matters set forth in Article IV. The Audit Committee should meet separately at least annually with management and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believes should be discussed privately. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or the independent directors or the Company's independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by which all persons participating in the meeting can hear each other.

          IV.  Committee Duties and Powers:
               ---------------------------

               To carry out its purposes, the Audit Committee shall have the following duties and powers:

               1.   with respect to the independent auditors,

                    (i) to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee; provided that the auditor appointment shall be subject to ratification by the Board members who are not interested persons;

                    (ii) to be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall report directly to the Audit Committee.

                    (iii) to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors, including applicable non-audit services provided to the Company's investment adviser and any entity in a control relationship with the investment adviser that provides ongoing services to the Company that relate directly to the operations and financial reporting of the Company;

                    (iv) to ensure that the independent auditors prepare and deliver annually an Auditors' Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors;

                    (v) to obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences;

                    (vi) to review and evaluate the qualifications, performance and independence of the independent auditors, as well as the lead partner of the independent auditors;

                    (vii) to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself; and

                    (viii) to take into account the opinions of management in
                           assessing the independent auditors' qualifications, performance and independence;

               2. with respect to accounting principles and policies, financial reporting and internal control over financial reporting,

                    (i) to advise management and the independent auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting, including, without limitation, significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

                    (ii) to consider any reports or communications (and management's and/or applicable service providers' responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

                           o deficiencies, including significant deficiencies or material weaknesses, in internal control identified during the audit or other matters relating to internal control over financial reporting;

                           o consideration of fraud in a financial statement audit;

                           o  detection of illegal acts;

                           o the independent auditors' responsibility under generally accepted auditing standards;

                           o  any restriction on audit scope;

                           o  significant accounting policies;

                           o  management judgments and accounting estimates;

                           o any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

                           o the responsibility of the independent auditors for other information in documents containing audited financial statements;

                           o  disagreements with management;

                           o  consultation by management with other accountants;

                           o major issues discussed with management prior to retention of the independent auditors;

                           o difficulties encountered with management in performing the audit;

                           o the independent auditors' judgments about the quality of the entity's accounting principles; and

                           o reviews, if any, of interim financial information conducted in accordance with generally accepted auditing standards by the independent auditors;

                    (iii) to meet with management, the independent auditors and, if appropriate, the relevant service providers:

                           o  to discuss the scope of the annual audit;

                           o  to discuss the annual audited financial
                              statements;

                           o to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, relevant service providers or the independent auditors, relating to the Company's financial statements;

                           o to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

                           o to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company;

                           o to review the form of opinion the independent auditors propose to render to the Board and stockholders;

                           o to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives on the financial statements of the Company;

                           o to discuss allocations of expenses between the Company and other entities;

                           o to discuss the Company's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

                           o to discuss with management and the independent auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services; and

                           o to discuss with independent auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, management's adherence to such procedures and the adequacy of supporting documentation;

                    (iv) to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and as to the existence of any fraud, whether or not material, that involves management or service providers that have a significant role in the Company's internal control over financial reporting;

                    (v) to discuss with management and any relevant service providers the semi-annual financial statements at the next Audit Committee meeting following their issuance;

                    (vi) to discuss guidelines and policies governing the process by which management of the Company and the relevant service providers of the Company assess and manage the Company's exposure to risk, and to discuss the Company's most significant financial risk exposures and the steps management has taken to monitor and control such exposures;

                    (vii) to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

                    (viii) to discuss with the respective counsel for the
                           Company and the investment adviser any significant legal, compliance or regulatory matters that may have a material effect on the Company's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

                    (ix) to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

                    (x) to consider any reports concerning material violations submitted to the Audit Committee by the Company's chief legal officer, chief executive officer, counsel for service providers or outside counsel pursuant to the SEC attorney professional responsibility rules, any service provider's attorney reporting policy (which may be broader than the SEC rules) or otherwise and determine what action or response is necessary or appropriate; and

                    (xi) to review policies of the investment adviser and the administrator for hiring employees or former employees of the independent auditors whose responsibilities are to include an accounting role or financial reporting oversight role with respect to the Company;

               3. with respect to reporting, recommendations and other matters,

                    (i) to provide advice to the Board in selecting the principal accounting officer of the Company;

                    (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual proxy statement;

                    (iii) to prepare and issue the evaluation required under "Performance Evaluation" below; and

                    (iv) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

          V.   Delegation to Subcommittee:
               --------------------------

               The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Board and the Audit Committee have authorized the Chairman of the Audit Committee (or any other Audit Committee member to whom this responsibility has been delegated) to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

          VI.  Performance Evaluation:
               ----------------------

               The Audit Committee shall prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Audit Committee's charter deemed necessary or desirable by the Audit Committee. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the Chairman of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make the report.

          VII. Resources and Authority of the Audit Committee:
               ----------------------------------------------

               The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

               The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

               1. Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

               2. Compensation to any advisors employed by the Audit Committee; and

               3. Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

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

                                TABLE OF CONTENTS


                                                                            Page

INTRODUCTION .................................................................1

PROPOSAL ONE: ELECTION OF DIRECTORS ..........................................2

INFORMATION CONCERNING THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR .......8

OTHER MATTERS ................................................................8

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS ............9

REPORTS TO STOCKHOLDERS ......................................................9

Appendix A
NOMINATING COMMITTEE CHARTER ...............................................A-1

Appendix B
AUDIT COMMITTEE CHARTER ....................................................B-1








                         The Southern Africa Fund, Inc.



--------------------------------------------------------------------------------

               [GRAPHIC OMITTED] Investec
                                 Asset Management

--------------------------------------------------------------------------------



                            NOTICE OF ANNUAL MEETING
                               OF STOCKHOLDERS AND
                                 PROXY STATEMENT
                                 MARCH 26, 2004

                          PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

                         THE SOUTHERN AFRICA FUND, INC.
                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MARCH 26, 2004

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

                  The undersigned stockholder of The Southern Africa Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Royce N. Brennan and Ross Reuvers, or either of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2004
  P Annual Meeting of Stockholders of the Fund to be held at 375 Park Avenue, Suite 809, New York New York 10152, at 12:30 P.M., Eastern
  R Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at
  O the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if
  X personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying
  Y Proxy Statement, revokes any proxy heretofore given with respect to such Annual Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

                  The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

                  IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS REFERRED TO IN PROPOSAL ONE AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                  PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE THE ENCLOSED ENVELOPE.

                                                           --------------------
                                                          |  SEE REVERSE SIDE  |
                                                           --------------------

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
[X] Please mark
    votes as in
    this example.


1.  Election of Directors as more     FOR All     WITHHOLD      Your Board of Directors urges you to vote "For" the election of all
    fully described in the Proxy      Nominees    from All      nominees as a Director of the Fund.
    Statement.                                    Nominees
                                        [ ]          [ ]        2. To vote and otherwise represent the undersigned on any other
           Class Two Director                                      matter that may properly come before the meeting or any
           (Term expires 2006):                                    adjournment or postponement thereof in the discretion of the
                                                                   Proxy holder(s).
               Ms. Gloria T. Serobe

           Class Three Director
           (Term expires 2007):   ______________________________________
                                  For all Nominees except as noted above
               Mr. Gerrit Smit


                                                  Please sign this proxy exactly
                                                  as your name(s) appear(s) on
                                                  the records of the Fund. Joint
                                                  owners should each sign
                                                  personally. Trustees and other
                                                  representatives should
                                                  indicate the capacity in which
                                                  they sign, and where more than
                                                  one name appears, a majority
                                                  must sign. If a corporation or
                                                  another entity, the signature
                                                  should be that of an
                                                  authorized officer who should
                                                  state his or her full title.

                                                  Dated: _________________, 2004

                                                  ______________________________
                                                  Signature

                                                  ______________________________
                                                  Signature, if held jointly

                                                  Please be sure to sign, date,
                                                  and return this proxy card
                                                  promptly. You may use the
                                                  enclosed envelope.